                                                                   Exhibit 23.03


                         Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of Sylvan Learning Systems, Inc. of our report dated October 31, 2001, with respect to the consolidated financial statements of Chancery Software Ltd. included in the Annual Report (Form 10-K) of Sylvan Learning Systems, Inc. for the year ended December 31, 2001.

REGISTRATION STATEMENTS ON FORM S-3:


Registration Number                    Date Filed
-------------------                    ----------
33-92014                               May 8, 1995
33-92852                               May 30, 1995
333-1674                               February 26, 1996
333-16111                              November 14, 1996
333-21261                              February 6, 1997
333-26633                              May 7, 1997
333-31273                              July 15, 1997
333-39535                              November 5, 1997
333-43355                              December 29, 1997
333-46747                              February 23, 1998
333-48997                              March 31, 1998
333-50993                              April 24, 1998
333-61083                              August 25, 1998
333-65197                              October 1, 1998
333-67727                              December 4, 1998
333-78961                              May 20, 1999
333-82992                              February 19, 2002


REGISTRATION STATEMENTS ON FORM S-8:

Name                                                         Registration Number         Date Filed
----                                                         -------------------         ----------
1987-1991 Employee Stock Option Plan                         33-77384                    April 6, 1994
1993 Director Stock Option Plan                              33-77386                    April 6, 1994
1993 Employee Stock Option Plan                              33-77390                    April 6, 1994
1993 Management Stock Option Plan                            33-77388                    April 6, 1994
1997 Employee Stock Purchase Plan                            333-21963                   February 18, 1997
1998 Stock Incentive Plan                                    333-62011                   August 21, 1998
1993 Employee Stock Option Plan and Employee Stock
Purchase Plan                                                33-77390                    September 14, 1998



"PricewaterhouseCoopers LLP"

Chartered Accountants
Vancouver, Canada
March 26, 2002